SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES:

DWS Equity 500 Index Fund DWS U.S. Bond Index Fund

DWS Equity 500 Index Fund only:

Effective October 1, 2010, the Advisor’s voluntary fee waiver for Institutional Class shares has been discontinued.

DWS U.S. Bond Index Fund only:

The following information replaces similar disclosure under “Who Manages and Oversees the Funds – Management Fee” section of the funds’ prospectus:

For DWS U.S. Bond Index Fund, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Institutional Class shares to the extent necessary to maintain the annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.20%. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

Please Retain This Supplement for Future Reference

October 19, 2010
PROSTKR-3